                        WINDY HILL PET FOOD COMPANY, INC.
                         (f/k/a Hubbard Milling Company)
                                    WHPF INC.
                    (f/k/a Windy Hill Pet Food Company, Inc.)


                                                    May 21, 1997


Bruckmann, Rosser, Sherrill & Co., Inc.
126 East 56th Street
New York, NY   10022

Attention:  Mr. Stephen C. Sherrill

Gentlemen:

            Reference is made to the April 29, 1996 letter agreement (the "Letter Agreement") between Bruckmann, Rosser, Sherrill & Co., Inc. and WHPF Inc. (f/k/a Windy Hill Pet Food Company, Inc.) ("WHPF").

            In connection with the acquisition of Windy Hill Pet Food Company, Inc. (f/k/a Hubbard Milling Company) (the "Company") by WHPF pursuant to a Merger Agreement, dated March 21, 1997, and the contribution to the Company of all of the assets of WHPF (the "Contribution"), this will evidence our agreement that (x) the Letter Agreement is hereby assigned to the Company, (y) the obligations of WHPF thereunder are hereby assumed by the Company, which assumption shall not relieve WHPF of its obligations under the Letter Agreement, and (z) that the Contribution does not constitute a sale of all or substantially all of the assets of WHPF for purposes of the Letter Agreement.

                                       WHPF, INC.


                                       By /s/ Robert V. Dale
                                          --------------------------------------
                                          Name:  Robert V. Dale
                                          Title: President

                                       WINDY HILL PET FOOD COMPANY,
                                       INC.


                                       By /s/ Ray Chung
                                          --------------------------------------
                                          Name:  Ray Chung
                                          Title: Executive Vice President

Accepted and agreed to:

BRUCKMANN, ROSSER, SHERRILL & CO., INC.


By /s/ Stephen C. Sherrill
   ------------------------------------
   Name:
   Title:

                                       WINDY HILL PET FOOD COMPANY,
                                       INC.


                                       By /s/ Ray Chung
                                          --------------------------------------
                                          Name:  Ray Chung
                                          Title: Executive Vice President

Accepted and agreed to:

BRUCKMANN, ROSSER, SHERRILL & CO., INC.


By /s/ Stephen C. Sherrill
   ------------------------------------
   Name:
   Title:


                                      - 2 -